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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 22, 1999


                            GROUP 1 AUTOMOTIVE, INC.
             (Exact name of Registrant as specified in its charter)


                    Delaware                        76-0506313
      (State or other jurisdiction of            (I.R.S. Employer
     incorporation or organization)             Identification No.)


                            950 Echo Lane, Suite 350
                              Houston, Texas 77024
              (Address of principal executive offices) (Zip code)

                                 (713) 467-6268
              (Registrant's telephone number including area code)



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ITEM 5.  OTHER EVENTS

           On July 22, 1999, Group 1 Automotive, Inc., a Delaware corporation (the "Company"), announced its financial results for the three months and six months ended June 30, 1999. On July 22, 1999, the Company issued a press release relating to such financial results. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. EXHIBITS

           (c) 99.1 Press Release of Group 1 Automotive, Inc., dated as of July 22, 1999, reporting on financial results.

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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  Group 1 Automotive, Inc.

July 27, 1999                   By: /s/ Scott L. Thompson
------------------                 ---------------------
Date Scott L. Thompson, Senior Vice President, Chief Financial Officer and Treasurer

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                                 EXHIBIT INDEX

Exhibit No.               Description
-----------               -----------
    99.1 Press Release of Group 1 Automotive, Inc., dated as of July 22, 1999, reporting on financial results.